Neuberger Berman Alternative Funds® (“Alternative Funds”)
Supplement to the Summary Prospectus(es), Prospectus(es) and Statement of Additional Information of Neuberger Berman Long Short Fund

Neuberger Berman Equity Funds® (“Equity Funds”)
Supplement to the Summary Prospectus(es), Prospectus(es) and Statement of Additional Information of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Intrinsic Value Fund,  Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund

The following change applies to the Summary Prospectus(es), Prospectus(es) and Statement(s) of Additional Information for Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Long Short Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund (each a “Fund” and together, the “Funds”):

The Board of Trustees of each of Alternative Funds and Equity Funds (each, a “Board”) have approved stock splits and reverse stock splits of the issued and outstanding shares of certain classes of each Fund (collectively, the “Stock Split”). The Stock Split will be completed for certain classes of the Funds as outlined in the chart below after the close of the business on December 7, 2018.  As a result of the Stock Split, for each share of each affected class of each Fund a shareholder currently holds, the shareholder will receive a proportional number of shares of the same class of the respective Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in a Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Stock Split as the shareholder did immediately prior to the Stock Split. The Stock Split will not be a taxable event, nor does it have an impact on any Fund’s holdings or performance.

The Stock Split will be carried out in accordance with a stock split ratio calculated to result in net asset values per share (“NAVs”) that better align the share class prices of each of the Funds. The ratios, which are based on the NAVs of each respective Fund’s various classes as of September 7, 2018, are shown in the table below.

The shares of each Fund impacted by the Stock Split will be offered, sold, and redeemed on a Stock Split-adjusted basis beginning on the first business day following the Stock Split. Each Fund will affect the Stock Split after the close of business on December 7, 2018.  A shareholder’s next account statement after the Stock Split is completed will reflect the Stock Split.

Reasons for the Stock Split

Each Board approved the Stock Split in order to bring the NAVs of the classes of each Fund into better alignment with one another. The Stock Split is designed to reduce the variance between the NAVs in order for shares of each respective class of each respective Fund to have approximately the same NAV. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAVs across the classes of each Fund.

Fund Class	Stock Split Ratio (Old to New)

Emerging Markets Equity Fund Class A	1: 0.9925
Emerging Markets Equity Fund Class C	1: 0.9490
Emerging Markets Equity Fund Institutional Class	1: 1.0000 (i.e., no split)
Emerging Markets Equity Fund Class R3	1: 0.9679
Emerging Markets Equity Fund Class R6	1: 1.0009
Global Equity Fund Class A	1: 0.9873
Global Equity Fund Class C	1: 0.9346
Global Equity Fund Institutional Class	1: 1.0000 (i.e., no split)
Intrinsic Value Fund Class A	1: 0.9671
Intrinsic Value Fund Class C	1: 0.9007
Intrinsic Value Fund Institutional Class	1: 1.0000 (i.e., no split)
Long Short Fund Class A	1: 0.9792
Long Short Fund Class C	1: 0.9328
Long Short Fund Institutional Class	1: 1.0000 (i.e., no split)
Mid Cap Intrinsic Value Fund Class A	1: 0.8071
Mid Cap Intrinsic Value Fund Class C	1: 0.7826
Mid Cap Intrinsic Value Fund Institutional Class	1: 1.0000 (i.e., no split)
Mid Cap Intrinsic Value Fund Investor Class	1: 0.9982
Mid Cap Intrinsic Value Fund Class R3	1: 0.8036
Mid Cap Intrinsic Value Fund Trust Class	1: 0.8078
Multi-Cap Opportunities Fund Class A	1: 0.9915
Multi-Cap Opportunities Fund Class C	1: 0.9455
Multi-Cap Opportunities Fund Institutional Class	1: 1.0000 (i.e., no split)

The date of this supplement is October 2, 2018.
Please retain this supplement for future reference.

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